Exhibit 21.1

Subsidiary	State of Incorporation or Organization

1 COMMERCE REALTY L.L.C.	NJ
1 EXECUTIVE REALTY L.L.C.	NJ
2 COMMERCE REALTY L.L.C.	NJ
2 EXECUTIVE REALTY L.L.C.	NJ
2 PARAGON REALTY L.L.C.	DE
2 TWOSOME REALTY L.L.C.	NJ
3 CAMPUS REALTY LLC	DE
3 ODELL REALTY L.L.C.	NY
3 PARAGON REALTY L.L.C.	DE
4 GATEHALL REALTY L.L.C.	NJ
4 SENTRY HOLDING L.L.C.	DE
4 SENTRY REALTY L.L.C.	DE
5 WOOD HOLLOW REALTY, L.L.C.	NJ
5/6 SKYLINE REALTY L.L.C.	NY
6 PARSIPPANY L.L.C.	NJ
9 CAMPUS REALTY L.L.C.	NJ
11 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
14/16 SKYLINE REALTY L.L.C.	NY
14 COMMERCE REALTY L.L.C.	NJ
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
25 COMMERCE REALTY, L.L.C.	NJ
30 TWOSOME REALTY L.L.C.	NJ
31 TWOSOME REALTY L.L.C.	NJ
35 WATERVIEW HOLDING L.L.C.	DE
35 WATERVIEW SPE LLC	DE
40 TWOSOME REALTY L.L.C.	NJ
41 TWOSOME REALTY L.L.C.	NJ
50 TWOSOME REALTY L.L.C.	NJ

78/PINSON PARTNERS L.L.C.	NJ
97 FORSTER REALTY L.L.C.	NJ
100 WILLOWBROOK REALTY L.L.C.	DE
101 COMMERCE REALTY L.L.C.	NJ
101 EXECUTIVE REALTY L.L.C.	NJ
102 EXECUTIVE REALTY L.L.C.	NJ
105 CHALLENGER HOLDING L.L.C.	DE
105 CHALLENGER OWNER LLC	NJ
120 PASSAIC STREET L.L.C.	NJ
201 COMMERCE REALTY L.L.C.	NJ
201 WILLOWBROOK FUNDING L.L.C.	NJ
225 CORPORATE REALTY L.L.C.	NY
225 EXECUTIVE REALTY L.L.C.	NJ
232 STRAWBRIDGE REALTY L.L.C.	NJ
300 HORIZON REALTY L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
395 W. PASSAIC L.L.C.	NJ
400 CHESTNUT REALTY L.L.C.	NJ
400 RELLA REALTY ASSOCIATES L.L.C.	NY
461 FROM REALTY L.L.C.	NJ
470 CHESTNUT REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
500 WEST PUTNAM L.L.C.	CT
530 CHESTNUT REALTY L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
600 PARSIPPANY ASSOCIATES L.L.C.	NJ
795 FOLSOM REALTY ASSOCIATES L.P.	CA
800 MAIN STREET, L.L.C.	DE
1000 BRIDGEPORT REALTY L.L.C.	CT
1256 N. CHURCH REALTY L.L.C.	NJ
1266 SOUNDVIEW REALTY L.L.C.	CT
1507 LANCER REALTY L.L.C.	NJ
1717 REALTY ASSOCIATES L.L.C.	NJ
A-B OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP	DE
AIRPORT PROPERTIES ASSOCIATES L.L.C.	NJ
BELMAR REALTY PARTNERS, LLC	DE
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
C-D OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP	DE
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ

CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CAMPUS CONSERVATION AND MANAGEMENT, INC.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
CWLT ROSELAND EXCHANGE L.L.C.	NJ
D.B.C. REALTY L.L.C.	NJ
ELEVENTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
FIVE SENTRY REALTY ASSOCIATES L.P.	PA
FOURTEENTH SPRINGHILL LAKE ASSOCIATES L.L.C.	DE
GMW VILLAGE ASSOCIATES, L.L.C.	DE
GALE CONSTRUCTION COMPANY, INC.	PA
GALE MICHIGAN MANAGEMENT LLC	DE
HARBORSIDE HOSPITALITY CORP.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
KEMBLE PLAZA II REALTY L.L.C.	NJ
KNIGHTSBRIDGE REALTY L.L.C.	NJ
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C 500 MAIN STREET, LLC	DE
M-C 800 MAIN STREET, LLC	DE
M-C BELMAR, LLC	DE
M-C CALIFORNIA SERVICES, INC.	DE
M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C CHURCH REALTY L.L.C.	NJ
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C HUDSON STREET LLC	NJ
M-C KIMBALL, LLC	DE
M-C LENOLA REALTY L.L.C.	NJ
M-C METROPOLITAN REALTY L.L.C.	NJ
M-C MICHIGAN INC.	DE
M-C NEWARK L.L.C.	DE

M-C PENN MANAGEMENT TRUST	MD
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PLAZA VI LLC	NJ
M-C PLAZA VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C RED BANK REALTY L.L.C.	NJ
M-C ROCKLAND PARTNERS L.P.	NY
M-C ROSETREE REALTY, LLC	PA
M-C TRANSIT, LLC	DE
M-C VREELAND, LLC	DE
M-C WASHINGTON STREET L.L.C.	DE
M-C/SHARK JV, LLC	DE
MACK-CALI ADVANTAGE SERVICES CORPORATION	DE
MACK-CALI AIRPORT REALTY ASSOCIATES L.P.	PA
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BELMAR REALTY LLC	DE
MACK-CALI BRIDGEWATER CO., L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI BUSINESS CAMPUS ASSOCIATES, INC.	NJ
MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P.	CA
MACK-CALI CALIFORNIA PARTNERS L.P.	CA
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI D.C. MANAGEMENT CORP	DE
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI FACILITY, LLC	NJ
MACK-CALI GLENDALE LIMITED PARTNERSHIP	AZ
MACK-CALI HAMILTON, L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MANAGEMENT L.L.C.	DE
MACK-CALI MATAWAN L.L.C.	NJ
MACK-CALI MEADOWLANDS CORPORATION	DE
MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C.	NJ
MACK-CALI MEADOWLANDS SPECIAL L.L.C.	NJ
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PENNSYLVANIA REALTY ASSOCIATES L.P.	PA
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI REALTY CONSTRUCTION CORPORATION	NJ

MACK-CALI RIVERSIDE REALTY L.L.C.	NJ
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SUB I, INC.	DE
MACK-CALI SUB II, INC.	DE
MACK-CALI SUB III, INC.	DE
MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE
MACK-CALI SUB XIV, INC.	DE
MACK-CALI SUB XV, TRUST	MD
MACK-CALI SUB XVII, INC.	DE
MACK-CALI SUB XXI, INC.	DE
MACK-CALI SUB XXII, INC.	DE
MACK-CALI SUB XXIII, INC.	DE
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRANSIT VILLAGE LLC	DE
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI VENTURES L.L.C.	DE
MACK-CALI WILLOWBROOK COMPANY L.L.C.	NJ
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-CALI-R COMPANY NO. 1 L.P.	NJ
MAIN-MARTINE MAINTENANCE CORP.	NY
MANHASSET ASSOCIATES L.L.C.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MC HUDSON HOLDING L.L.C.	NJ
MC HUDSON REALTY L.L.C.	NJ
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
MC-SJP PINSON DEVELOPMENT, L.L.C.	DE
MID-WEST MAINTENANCE CORP.	NY
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MONUMENT 150 REALTY L.L.C.	DE
MONUMENT HOLDING L.L.C.	DE
MOORESTOWN REALTY ASSOCIATES L.L.C.	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
MOUNTAINVIEW REALTY L.L.C.	NJ
OFFICE ASSOCIATES L.L.C.	NJ
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ

PALLADIUM REALTY L.L.C.	NJ
PARSIPPANY 4/5 REALTY L.L.C.	NJ
PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON JUNCTION METRO OFFICE CENTER ASSOCIATES, INC.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
RAMLAND REALTY ASSOCIATES L.L.C.	NY
ROSELAND II L.L.C.	NJ
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
SENTRY PARK WEST L.L.C.	PA
SIX COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SOUTH-WEST MAINTENANCE CORP.	NY
STEVENS AIRPORT REALTY ASSOCIATES L.P.	PA
SYLVAN/CAMPUS REALTY L.L.C.	NJ
TALLEY MAINTENANCE CORP.	NY
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
TENTH SPRINGHILL LAKE ASSOCIATES, LLC	DE
TERRI REALTY ASSOCIATES L.L.C.	NJ
THE GALE COMPANY, L.L.C.	NJ
THE GALE CONSTRUCTION COMPANY, L.L.C.	DE
THE GALE CONSTRUCTION SERVICES COMPANY, L.L.C.	DE
THE GALE CONTRACTING COMPANY, L.L.C.	DE
THE GALE INVESTMENT SERVICES COMPANY, L.L.C.	DE
THE GALE MANAGEMENT COMPANY, L.L.C.	DE
THE GALE REAL ESTATE ADVISORS COMPANY, L.L.C.	DE
THE GALE REAL ESTATE SERVICES COMPANY L.L.C.	DE
THE GALE SERVICES COMPANY, L.L.C.	DE
THE HORIZON CENTER PROPERTY OWNERS ASSOCIATION, INC.	NJ
TRIAD REALTY ASSOCIATES L.L.C.	DE
TRIAD REALTY HOLDINGS L.L.C.	DE
TWELFTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
VAUGHN PARTNERS L.L.C.	NJ
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WEST-AVE. MAINTENANCE CORP.	CT
WESTAGE REALTY L.L.C.	NY
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY